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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51791) of CIGNA Corporation of our report dated June 26, 1995, appearing on page 11-K-5 of this Form 11-K.



/s/PRICE WATERHOUSE

PRICE WATERHOUSE LLP
Philadelphia, Pennsylvania
June 27, 1995





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